Exhibit 99.2

Acacia Communications Terminates Merger Agreement

MAYNARD, Mass., January 8, 2021 — Acacia Communications, Inc. (Nasdaq: ACIA) today announced that it has elected to terminate its merger agreement with Cisco Systems, Inc., effective immediately. The proposed merger, announced in July 2019, was conditioned on the satisfaction or waiver of customary closing conditions, including obtaining necessary regulatory approvals within the timeframe contemplated by the merger agreement. Because approval of the Chinese government’s State Administration for Market Regulation was not received within the timeframe contemplated by the merger agreement, Acacia did not have an obligation to close the merger before the arrival of the January 8, 2021 extended end date. As such, Acacia exercised its right to terminate the proposed transaction in accordance with the terms of the merger agreement.

Cisco has informed Acacia that it may dispute Acacia’s right to have terminated the merger agreement. Acacia intends to defend any such claims.

Acacia plans to host a conference call and live audio webcast to discuss recent developments and certain preliminary unaudited financial results for its fourth fiscal quarter and fiscal year ended December 31, 2020, at 5:00 p.m. Eastern Time on January 11, 2021. The live audio webcast of the call can be accessed at the Acacia Communications Investor Relations website at http://ir.acacia-inc.com. The U.S. dial-in for the call is (877) 407-8293 (or (201) 689-8349 for non-U.S. callers). Please ask to be joined to the Acacia Communications call. A replay of the conference call will be available until January 18, 2021, at 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on the Acacia Communications’ Investor Relations website for 90 days. The U.S. dial-in for the conference call replay is (877) 660-6853 (or (201) 612-7415 for non-U.S. callers). The replay access code is 13714805.

About Acacia Communications

Acacia Communications develops, manufactures and sells high-speed coherent optical interconnect products that are designed to transform communications networks through improvements in performance, capacity and cost. By implementing optical interconnect technology in a silicon-based platform, a process Acacia Communications refers to as the “siliconization of optical interconnect,” Acacia Communications is able to offer products at higher speeds and density with lower power consumption, that meet the needs of cloud and service providers and can be easily integrated in a cost-effective manner with existing network equipment. www.acacia-inc.com.

Safe Harbor for Forward-Looking Statements

This press release includes statements concerning Acacia and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to the termination of the merger agreement, the effect of the announcement of the termination of the merger agreement, potential litigation that may be instituted against Acacia or its directors or officers related to the merger, the merger agreement or termination thereof, and any adverse outcome of any such potential litigation. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “may,” “should,” “expects,” “plans,” “anticipates,” “intends,” “could,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “will” or “continue” or the negative of these terms or other similar expressions are intended to help you identify forward-looking statements. The forward-looking statements in this press release are only predictions. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Acacia has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Acacia believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions including, without limitation, the potential impacts on Acacia’s business, results of operations and financial condition as a result of the termination of the merger agreement or any challenges to such termination, and other risks set forth under the caption “Risk Factors” in Acacia’s public reports filed with the Securities and Exchange Commission (the “SEC”), including Acacia’s Quarterly Report on Form 10-Q for the fiscal quarter ended

September 30, 2020 filed with the SEC and in other filings that Acacia may make with the SEC from time to time. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as indicative of future events. Acacia assumes no obligation to update any forward-looking statements contained in this press release as a result of new information, future events or otherwise.

For further information:

Investor Relations Contact:

Monica Gould

Office: (212) 871-3927

Email: IR@acacia-inc.com

Lindsay Savarese

Office: (212) 331-8417

Email: IR@acacia-inc.com

Public Relations Contact:

Kelly Karr

Office: (408) 718-9350

Email: PR@acacia-inc.com